UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                Proxy Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                          INTERCELL INTERNATIONAL CORP.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                          INTERCELL INTERNATIONAL CORP.
                         14860 Montfort Drive, Suite 210
                                Dallas, TX 75254

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                November 30, 2006

To The Shareholders of Intercell International Corp.


NewMarket Technology, Inc. (the "Majority Shareholder") is the holder of 2,000,000 common shares and 250,000 shares of Series A Super Majority Voting Preferred Stock which allows Series A shares to always vote equal to a majority of the common shares of the total issued and outstanding stock of Intercell International Corp., a Nevada corporation (the "Company"). The Majority Shareholder intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the Nevada Revised Statutes.


     1. Authorize the Board of Directors of the Company to cause the Company to amend its Articles of Incorporation to change the Company's name from Intercell International Corp. to NewMarket China, Inc.

               John Verges, Chief Executive Officer and President

                          ---------------------------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY, AND YOU
                      ARE NOT REQUESTED TO SEND US A PROXY.

                           ---------------------------




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

                          INTERCELL INTERNATIONAL CORP.
                         14860 Montfort Drive, Suite 210
                                Dallas, TX 75254

                                November 30, 2006

                               SHAREHOLDERS ACTION


     The Majority Shareholder submitted its consent to the shareholder resolutions described in this Information Statement on or about November 30, 2006, to be effective on or about December 27, 2006. As of November 30, 2006, the Majority Shareholder holds of record 250,000 shares of the Company's Series A Preferred Super Majority Voting Stock allowing Series A Preferred to always vote as a majority of the common shares of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by several thousand other shareholders.


         The Majority Shareholder consists of NewMarket Technology, Inc.


     Holders of the common stock of record as of November 30, 2006 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholder is required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by December 27, 2006 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of 23,836,323 shares of common stock and two million Series A Super Majority Preferred Shares will be entitled to vote on the Company's proposed transactions described in this Information Statement.



                        THE COMPANY AND THE TRANSACTIONS

         The Company has its executive offices at 14860 Montfort Drive, Suite 210, Dallas, TX 75254, and its telephone number is (631) 393-5130. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Articles of Incorporation in order to change the Company's name from Intercell International Corp. to NewMarket China, Inc. (the "Amendment").

         The Board of Directors of the Company voted unanimously to implement the Amendment. The Board of Directors believes that the Amendment better reflects the Company's current business. The Company is not expected to experience a material tax consequence as a result of the Amendment.


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


         Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-QSB quarterly reports. Copies of the Company's Form
10-QSB for its quarter ending June 30, 2006, as well as the Company's Form 10-KSB for September 30, 2005, the 10-QSBs for quarters ending September 30, 2005, December 31, 2005, and March 31, 2006 are available upon request to: John Verges, President, NewMarket China, Inc., 14860 Montfort Drive, Suite 210, Dallas, TX 75254.


                 SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

         Any proposal that a shareholder intends to present at the Company's 2007 Annual Meeting should be received at the Company's principal executive office not later than July 31, 2007. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

         Nominations for directors to be elected at the 2007 Annual Meeting, other than those made by the Board of Directors, should have been submitted to the Secretary of the Company no later than July 31, 2007. The nomination should include the full name of the nominee and a description of the nominee's background in compliance with Regulation S-K of the reporting rules of the Securities and Exchange Commission.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO JOHN VERGES, PRESIDENT OF THE COMPANY, AT NEWMARKET CHINA, INC., 14860 MONTFORT DRIVE, SUITE 210, DALLAS, TEXAS, TELEPHONE (631) 393-5130. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.




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